                               PLEDGE AGREEMENT



                  PLEDGE AGREEMENT dated as of January 6, 1997, made by BATTERY ACQUISITION CORP., a New York corporation ("Pledgor") to IBJ SCHRODER BANK & TRUST COMPANY, as Agent (as hereinafter defined) (the "Pledgee").

                          BACKGROUND TO THE AGREEMENT

                  This Pledge Agreement is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of January 6, 1997 (as amended, supplemented or modified from time to time, the "Loan Agreement") by and among Pledgor, Tauber Electronics, Inc. ("TEI"), Advanced Fox Antenna, Inc. ("AFA"), Specific Energy Corporation ("SEC"), Battery Network, Inc. ("BN"), W.S. Battery & Sales Company, Inc. ("WSBS") and Batteries Batteries, Inc. ("BATS" and together with Pledgor, TEI, AFA, SEC, BN and WSBS, each a "Borrower" and, collectively, the "Borrowers"), IBJ Schroder Bank & Trust Company ("IBJS"), each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (IBJS and such other financial institutions, the "Lenders") and IBJS as agent for the Lenders (IBJS in such capacity, the "Agent"), pursuant to which Pledgee agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to Borrowers.

                  In order to induce Pledgee to provide the financial accommodations described in the Loan Agreement, Pledgor has agreed to pledge and grant a security interest to Pledgee in the Pledged Collateral (as hereinafter defined).

                           NOW, THEREFORE, in consideration of the premises and
for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:


SECTION           1.       Defined Terms

                   Unless otherwise defined herein, terms defined in the Loan Agreement shall have such defined meanings when used herein.

SECTION           2.       Pledge

                  Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee for the ratable benefit of the Lenders in all of the following (the "Pledged Collateral"):

                  (a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the "Pledged Stock"), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

                  (b) all additional shares of stock of any issuer of the Pledged Stock (the "Issuer") from time to time acquired by the Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Pledged Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                  (c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

SECTION           3.       Indebtedness Secured

                  This pledge is made to secure and the Pledged Collateral is security for the payment of (a) all the Obligations and (b) any and all other indebtedness, obligations and liabilities of Pledgor and/or Borrowers to Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, other instrument or otherwise ((a) and (b) collectively, the "Indebtedness").

SECTION           4.       Delivery of Pledged Collateral

                  All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgor hereby authorizes the Issuer upon demand by Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to Pledgee, in each case to be held by Pledgee, subject to the terms hereof. Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Stock. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

SECTION           5.       Representations and Warranties

                  Pledgor represents and warrants to Pledgee that:

                  (a) Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Pledged Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement;

                  (b) The execution, delivery and performance by Pledgor of this Agreement has been duly and properly authorized and does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor;

                  (c) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms;

                  (d) Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

                  (e) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

                  (f) Upon delivery of the Pledged Stock to Pledgee or an agent for Pledgee, this Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Collateral and the proceeds thereof, subject to no prior Lien, or to any agreement purporting to grant to any third party a Lien upon the property or assets of Pledgor which would include the Pledged Collateral;

                  (g) There are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or by-laws of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

                  (h) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  (i) No consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by the Pledgor either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                  (j) No notification of the pledge evidenced hereby to any Person is required;

                  (k) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Pledged Stock and no indebtedness or other security convertible into any Pledged Stock; and

                  (l) The Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of the Issuers thereof set forth on Schedule A annexed hereto.

                  The representations and warranties set forth in this Section 5 (other than those contained in Section (k)) shall survive the execution and delivery of this Agreement.

SECTION           6.  Covenants

                  Pledgor covenants that, until the Indebtedness shall be satisfied in full and the Loan Agreement is irrevocably terminated:

                  (a) Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than that created hereby;

                  (b) Pledgor will, at its expense, defend Pledgee's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                  (c) Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Pledgee. Until receipt of irrevocable proxies by Pledgee, this Agreement shall constitute Pledgor's proxy to Pledgee or its nominee to vote all shares of Pledged Collateral then registered in Pledgor's name;

                  (d) Pledgor will not consent to or approve the issuance of
(i) any additional shares of any class of capital stock of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares;

                  (e) Pledgor will not create, incur, assume or suffer to exist any Lien upon any property or assets, whether now owned or hereafter acquired, except for liens incidental to the conduct of Pledgor's business or the ownership of its assets or properties not incurred in connection with the borrowing of money or the acquisition of any asset, and which in the aggregate do not materially detract from Pledgor's operations, property or financial condition; and

                  (f) Pledgor will not convey, sell, lease, transfer or otherwise dispose of in one or a series of related transactions, all or any substantial part of its property, business or assets.

SECTION           7.  Voting Rights and Dividends

                  In addition to Pledgee's rights and remedies set forth in
Section 9 hereof, in case an Event of Default shall have occurred and has been declared by Pledgee, Pledgee shall (i) vote the Pledged Collateral (ii) be entitled to give consents, waivers and ratifications in respect of the Pledged Collateral (Pledgor hereby irrevocably constituting and appointing Pledgee, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Pledged Collateral. Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Pledgee, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that Pledgor shall give at least five (5) days' written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary indorsement).

SECTION           8.       Event of Default

                  An Event of Default shall be deemed to have occurred and may be declared by Pledgee upon the happening of any of the following events:

                  (a) An Event of Default shall occur under the Loan Agreement and/or Pledgor or any Borrower shall default in the payment of any Obligation;

                  (b) Pledgor shall default in the performance of any of its obligations under any agreement between Pledgor and Pledgee, including, without limitation, this Agreement;

                  (c) Any representation, warranty, statement or covenant made or furnished to Pledgee by or on behalf of Pledgor in this Agreement proves to have been false in any material respect when made or furnished or is breached, violated or not complied with; or

                  (d) Pledgor and/or any Borrower (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

SECTION           9.       Remedies

                  In case an Event of Default shall have occurred and be declared by Pledgee, Pledgee may:

                  (a) Transfer any or all of the Pledged Collateral into its name, or into the name of its nominee or nominees;

                  (b) Exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

                  (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Pledged Collateral at the time held by Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its sole discretion may determine, or as may be required by applicable law.

                  Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase the whole or any part of the Pledged Collateral so sold free from any such right or equity of redemption. All moneys received by Pledgee, hereunder whether upon sale of the Pledged Collateral or any part thereof or otherwise shall be held by Pledgee and applied by it as provided in Section 12 hereof. No failure or delay on the part of Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Pledgee shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 12 hereof. Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

SECTION           10.      Registration

                  If Pledgee shall exercise its right to sell all or any part of the Pledged Collateral, and if, in the opinion of counsel for Pledgee, it is necessary to have the Pledged Collateral being sold registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), Pledgor will use its best efforts to cause the Issuer to execute and deliver, and to cause the directors and officers of the Issuer to execute and deliver, all at Pledgor's expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Collateral being sold under the provisions of the Securities Act. Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral being sold and to make all amendments thereto and to related documents which, in the opinion of Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor shall also cause the Issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction which Pledgee shall designate in connection with any sale hereunder; and to cause the Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act. Pledgor acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Pledgee that Pledgee will have no adequate remedy at law with respect to such breach and, as a consequence, such covenants of Pledgor shall be specifically enforceable against Pledgor.

SECTION           11.      Private Sale

                  Notwithstanding anything contained in Section 10, Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Collateral) a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Pledgor agrees that Pledgee has no obligation to delay sale of any Pledged Collateral for the period of time necessary to permit the Issuer to register the Pledged Collateral for public sale under the Securities Act.

SECTION           12.      Proceeds of Sale

                  The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Pledged Collateral shall be applied by Pledgee as follows:

                  (a) First, to the payment of all costs, expenses and charges of Pledgee, as such, or the reimbursement of Pledgee for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Pledged Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the Default Rate from the date of payment.

                  (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Pledgee may elect, whether such Indebtedness is then due or not due.

                  (c) Third, to such Persons as required by applicable law including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code.

                  (d) Fourth, to the extent of any surplus thereafter remaining, to Pledgor or as a court of competent jurisdiction may direct.

                  In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the Default Rate plus the reasonable fees of any attorneys employed by Pledgee to collect such deficiency.

                  Pledgee, in its sole and absolute discretion, with or without notice to Pledgor, may deposit any proceeds of any collection, recovery, receipt, appropriation or sale of the Pledged Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.

SECTION           13.      Information

                  Pledgor will promptly give or cause to be given written notice to Pledgee of any notices or other documents received by it with respect to Pledged Collateral registered in the name of Pledgor.

SECTION           14.      Termination

                  This Agreement shall terminate and Pledgor shall be entitled to the return, at Pledgor's expense, of such of the Pledged Collateral as has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys at any time held by Pledgee, upon payment in full of the Indebtedness and irrevocable termination of the Loan Agreement.

SECTION           15.      Concerning Pledgee

                  The recitals of fact herein shall be taken as statements of Pledgor for which Pledgee assumes no responsibility. Pledgee makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Pledgee shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Pledgee hereunder shall not be construed as duties of Pledgee. Pledgee shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral except in the event Pledgee chooses to exercise its rights and remedies hereunder it shall comply with its obligations under this Agreement. Pledgee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

SECTION           16.      Notices

                  Any notice or request hereunder may be given to Pledgor or to Pledgee at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) a recognized overnight delivery service, or (d) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (1) when personally delivered to any officer of the party to whom it is addressed, (2) on the earlier of actual receipt thereof or three
(3) days following posting thereof by certified or registered mail, postage prepaid, or (3) upon actual receipt thereof when sent by a recognized overnight delivery service or (4) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

            (A)      If to Pledgee, at:    IBJ Schroder Bank & Trust Company
                                           One State Street
                                           New York, New York 10104
                                           Attention:  Chris Norrito
                                           Telephone:  (212) 858-2000
                                           Telecopier: (212) 858-2151

                     with a copy to:       Hahn & Hessen LLP
                                           350 Fifth Avenue
                                           New York, New York 10118
                                           Attention: Steven J. Seif, Esq.
                                           Telephone:   (212) 736-1000
                                           Telecopier:  (212) 594-7167

            (B)      If to Pledgor, at:    Batteries Acquisition Corp.
                                           c/o Founders Equity, Inc.
                                           200 Madison Avenue
                                           New York, New York  10016
                                           Attention: Warren H. Haber
                                           Telephone:  (212) 953-0100
                                           Telecopier: (212) 953-0626
                        with a copy to:    Brock, Fensterstock, Silverstein,
                                           McAuliffe & Wade, LLC
                                           One Citicorp Center
                                           153 East 53rd Street
                                           New York, New York  10022
                                           Attention: Leo Silverstein, Esq.
                                           Telephone:  (212) 371-2008
                                           Telecopier: (212) 371-5500


SECTION                  17.      Governing Law.

             This Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

SECTION                  18.      Waivers.

             PLEDGOR AND PLEDGEE EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; AND PLEDGOR AND PLEDGEE EACH HEREBY AGREE AND CONSENT THAT ANY SUCH ACTIONS OR PROCEEDINGS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION                  19.      Litigation.

             PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS

HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

SECTION                  20.      No Waiver; Cumulative Remedies.

             No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Pledgee preclude any other or further exercise thereof or the exercise of any right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

SECTION                  21.      Severability.

             In case any security interest or other right of Pledgee shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

SECTION                  22.      Counterparts.

             This Agreement may be executed in one or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which when taken together shall constitute but one agreement binding on all the parties hereto.

SECTION                  23.      Miscellaneous

             Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by Pledgee and Pledgor. The provisions of this Agreement shall be binding upon the successors and assigns of Pledgor. The term "Pledgee", as used herein, shall include any successor or assign of Pledgee at the time entitled to the pledged interest in the Pledged Collateral. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

SECTION                  24.      Captions

             The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

SECTION                  25.      Recapture

             Anything in this Agreement to the contrary notwithstanding, if Pledgee receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Pledgee, Pledgor's obligations to Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

             IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed as of the 6th day of January, 1997.

                                          BATTERY ACQUISITION CORP.


                                          By: /s/ Ronald Badke
                                              ___________________________

                                          Its: Vice President, CFO COO
                                               __________________________


                                          IBJ SCHRODER BANK & TRUST
                                            COMPANY, AS AGENT


                                          By: David Cunn
                                              ___________________________

                                          Its: Vice President
                                               __________________________

STATE OF NEW YORK )
                   :  ss.:
COUNTY OF NEW YORK)


             On the 6th day of January, 1997, before me personally came
Ronald Badke, to me known, who being by me duly sworn, did depose and say that he is a VP-CFO-COO of Batteries Batteries, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by like order of the board of directors of said corporation.


                                             /s/   Lisa M. Vaccaro
                                           --------------------------------
                                                    Notary Public
                                                   Lisa M. Vaccaro
                                           Notary Public, State of New York
                                                   No. 02VA5049635
                                             Qualified in Nassau County
                                             Commission Expires 9/18/97

STATE OF NEW YORK )
                   :  ss.:
COUNTY OF NEW YORK)


             On the 6th day of January, 1997, before me personally came
David Cunn, to me known, who being by me duly sworn, did depose and say that he is a VP of IBJ Schroder Bank & Trust Company, the corporation described in and which executed the above instrument; and that he signed his name thereto by like order of the board of directors of said corporation.


                                             /s/   Lisa M. Vaccaro
                                           --------------------------------
                                                    Notary Public
                                                   Lisa M. Vaccaro
                                           Notary Public, State of New York
                                                   No. 02VA5049635
                                             Qualified in Nassau County
                                             Commission Expires 9/18/97

                                  SCHEDULE A


             TO PLEDGE AGREEMENT DATED AS OF JANUARY 6, 1997 BETWEEN BATTERY ACQUISITION CORP., AND IBJ SCHRODER BANK & TRUST COMPANY, AS AGENT.


                                 PLEDGED STOCK


                      Class of     Stock Certificate        Par       Number of
      Issuer            Stock           Number             Value        Shares

Specific Energy        Common             13               $1.00          150
Corporation

                               PLEDGE AGREEMENT



                  PLEDGE AGREEMENT dated as of January 6, 1997, made by BATTERIES BATTERIES, INC., a Delaware corporation ("Pledgor") to IBJ SCHRODER BANK & TRUST COMPANY, as Agent (as hereinafter defined) (the "Pledgee").

                          BACKGROUND TO THE AGREEMENT

                  This Pledge Agreement is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of January 6, 1997 (as amended, supplemented or modified from time to time, the "Loan Agreement") by and among Pledgor, Tauber Electronics, Inc. ("TEI"), Advanced Fox Antenna, Inc. ("AFA"), Specific Energy Corporation ("SEC"), Battery Network, Inc. ("BN"), W.S. Battery & Sales Company, Inc. ("WSBS") and Battery Acquisition Corp. ("BAC" and together with Pledgor, TEI, AFA, SEC, BN and WSBS, each a "Borrower" and, collectively, the "Borrowers"), IBJ Schroder Bank & Trust Company ("IBJS"), each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (IBJS and such other financial institutions, the "Lenders") and IBJS as agent for the Lenders (IBJS in such capacity, the "Agent"), pursuant to which Pledgee agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to Borrowers.

                  In order to induce Pledgee to provide the financial accommodations described in the Loan Agreement, Pledgor has agreed to pledge and grant a security interest to Pledgee in the Pledged Collateral (as hereinafter defined).

                           NOW, THEREFORE, in consideration of the premises and
for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:


SECTION           1.       Defined Terms

                   Unless otherwise defined herein, terms defined in the Loan Agreement shall have such defined meanings when used herein.

SECTION           2.       Pledge

                  Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee for the ratable benefit of the Lenders in all of the following (the "Pledged Collateral"):

                  (a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the "Pledged Stock"), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

                  (b) all additional shares of stock of any issuer of the Pledged Stock (the "Issuer") from time to time acquired by the Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Pledged Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                  (c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

SECTION           3.       Indebtedness Secured

                  This pledge is made to secure and the Pledged Collateral is security for the payment of (a) all the Obligations and (b) any and all other indebtedness, obligations and liabilities of Pledgor and/or Borrowers to Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, other instrument or otherwise ((a) and (b) collectively, the "Indebtedness").

SECTION           4.       Delivery of Pledged Collateral

                  All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgor hereby authorizes the Issuer upon demand by Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to Pledgee, in each case to be held by Pledgee, subject to the terms hereof. Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Stock. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

SECTION           5.       Representations and Warranties

                  Pledgor represents and warrants to Pledgee that:

                  (a) Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Pledged Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement;

                  (b) The execution, delivery and performance by Pledgor of this Agreement has been duly and properly authorized and does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor;

                  (c) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms;

                  (d) Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

                  (e) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

                  (f) Upon delivery of the Pledged Stock to Pledgee or an agent for Pledgee, this Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Collateral and the proceeds thereof, subject to no prior Lien, or to any agreement purporting to grant to any third party a Lien upon the property or assets of Pledgor which would include the Pledged Collateral;

                  (g) There are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or by-laws of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

                  (h) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  (i) No consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by the Pledgor either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                  (j) No notification of the pledge evidenced hereby to any Person is required;

                  (k) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Pledged Stock and no indebtedness or other security convertible into any Pledged Stock; and

                  (l) The Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of the Issuers thereof set forth on Schedule A annexed hereto.

                  The representations and warranties set forth in this Section 5 (other than those contained in Section (k)) shall survive the execution and delivery of this Agreement.

SECTION           6.       Covenants

                  Pledgor covenants that, until the Indebtedness shall be satisfied in full and the Loan Agreement is irrevocably terminated:

                  (a) Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Collateral or the proceeds thereof other than that created hereby;

                  (b) Pledgor will, at its expense, defend Pledgee's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                  (c) Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Pledgee. Until receipt of irrevocable proxies by Pledgee, this Agreement shall constitute Pledgor's proxy to Pledgee or its nominee to vote all shares of Pledged Collateral then registered in Pledgor's name;

                  (d) Pledgor will not consent to or approve the issuance of
(i) any additional shares of any class of capital stock of the Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares;

                  (e) Pledgor will not create, incur, assume or suffer to exist any Lien upon any property or assets, whether now owned or hereafter acquired, except for liens incidental to the conduct of Pledgor's business or the ownership of its assets or properties not incurred in connection with the borrowing of money or the acquisition of any asset, and which in the aggregate do not materially detract from Pledgor's operations, property or financial condition; and

                  (f) Pledgor will not convey, sell, lease, transfer or otherwise dispose of in one or a series of related transactions, all or any substantial part of its property, business or assets.

SECTION           7.       Voting Rights and Dividends

                  In addition to Pledgee's rights and remedies set forth in
Section 9 hereof, in case an Event of Default shall have occurred and has been declared by Pledgee, Pledgee shall (i) vote the Pledged Collateral (ii) be entitled to give consents, waivers and ratifications in respect of the Pledged Collateral (Pledgor hereby irrevocably constituting and appointing Pledgee, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Pledged Collateral. Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Pledgee, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that Pledgor shall give at least five (5) days' written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. All dividends and all other distributions in respect of any of the Pledged Collateral, whenever paid or made, shall be delivered to Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary indorsement).

SECTION           8.      Event of Default

                  An Event of Default shall be deemed to have occurred and may be declared by Pledgee upon the happening of any of the following events:

                  (a) An Event of Default shall occur under the Loan Agreement and/or Pledgor or any Borrower shall default in the payment of any Obligation;

                  (b) Pledgor shall default in the performance of any of its obligations under any agreement between Pledgor and Pledgee, including, without limitation, this Agreement;

                  (c) Any representation, warranty, statement or covenant made or furnished to Pledgee by or on behalf of Pledgor in this Agreement proves to have been false in any material respect when made or furnished or is breached, violated or not complied with; or

                  (d) Pledgor and/or any Borrower (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

SECTION           9.      Remedies

                  In case an Event of Default shall have occurred and be declared by Pledgee, Pledgee may:

                  (a) Transfer any or all of the Pledged Collateral into its name, or into the name of its nominee or nominees;

                  (b) Exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

                  (c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Pledged Collateral at the time held by Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its sole discretion may determine, or as may be required by applicable law.

                  Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase the whole or any part of the Pledged Collateral so sold free from any such right or equity of redemption. All moneys received by Pledgee, hereunder whether upon sale of the Pledged Collateral or any part thereof or otherwise shall be held by Pledgee and applied by it as provided in Section 12 hereof. No failure or delay on the part of Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. Pledgee shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 12 hereof. Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

SECTION           10.      Registration

                  If Pledgee shall exercise its right to sell all or any part of the Pledged Collateral, and if, in the opinion of counsel for Pledgee, it is necessary to have the Pledged Collateral being sold registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), Pledgor will use its best efforts to cause the Issuer to execute and deliver, and to cause the directors and officers of the Issuer to execute and deliver, all at Pledgor's expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Collateral being sold under the provisions of the Securities Act. Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral being sold and to make all amendments thereto and to related documents which, in the opinion of Pledgee or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor shall also cause the Issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction which Pledgee shall designate in connection with any sale hereunder; and to cause the Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act. Pledgor acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Pledgee that Pledgee will have no adequate remedy at law with respect to such breach and, as a consequence, such covenants of Pledgor shall be specifically enforceable against Pledgor.

SECTION           11.      Private Sale

                  Notwithstanding anything contained in Section 10, Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Collateral) a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Pledgor agrees that Pledgee has no obligation to delay sale of any Pledged Collateral for the period of time necessary to permit the Issuer to register the Pledged Collateral for public sale under the Securities Act.

SECTION           12.      Proceeds of Sale

                  The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Pledged Collateral shall be applied by Pledgee as follows:

                  (a) First, to the payment of all costs, expenses and charges of Pledgee, as such, or the reimbursement of Pledgee for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Pledged Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the Default Rate from the date of payment.

                  (b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Pledgee may elect, whether such Indebtedness is then due or not due.

                  (c) Third, to such Persons as required by applicable law including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code.

                  (d) Fourth, to the extent of any surplus thereafter remaining, to Pledgor or as a court of competent jurisdiction may direct.

                  In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the Default Rate plus the reasonable fees of any attorneys employed by Pledgee to collect such deficiency.

                  Pledgee, in its sole and absolute discretion, with or without notice to Pledgor, may deposit any proceeds of any collection, recovery, receipt, appropriation or sale of the Pledged Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.

SECTION           13.      Information

                  Pledgor will promptly give or cause to be given written notice to Pledgee of any notices or other documents received by it with respect to Pledged Collateral registered in the name of Pledgor.

SECTION           14.      Termination

                  This Agreement shall terminate and Pledgor shall be entitled to the return, at Pledgor's expense, of such of the Pledged Collateral as has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys at any time held by Pledgee, upon payment in full of the Indebtedness and irrevocable termination of the Loan Agreement.

SECTION           15.      Concerning Pledgee

                  The recitals of fact herein shall be taken as statements of Pledgor for which Pledgee assumes no responsibility. Pledgee makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Pledgee shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Pledgee hereunder shall not be construed as duties of Pledgee. Pledgee shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral except in the event Pledgee chooses to exercise its rights and remedies hereunder it shall comply with its obligations under this Agreement. Pledgee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

SECTION           16.      Notices

                  Any notice or request hereunder may be given to Pledgor or to Pledgee at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) a recognized overnight delivery service, or (d) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (1) when personally delivered to any officer of the party to whom it is addressed, (2) on the earlier of actual receipt thereof or three
(3) days following posting thereof by certified or registered mail, postage prepaid, or (3) upon actual receipt thereof when sent by a recognized overnight delivery service or (4) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

       (A)      If to Pledgee, at:           IBJ Schroder Bank & Trust Company
                                             One State Street
                                             New York, New York 10104
                                             Attention:  Chris Norrito
                                             Telephone:  (212) 858-2000
                                             Telecopier: (212) 858-2151

                with a copy to:              Hahn & Hessen LLP
                                             350 Fifth Avenue
                                             New York, New York 10118
                                             Attention: Steven J. Seif, Esq.
                                             Telephone:   (212) 736-1000
                                             Telecopier:  (212) 594-7167

       (B)      If to Pledgor, at:           Batteries Batteries, Inc.
                                             c/o Founders Equity, Inc.
                                             200 Madison Avenue
                                             New York, New York  10016
                                             Attention: Warren H. Haber
                                             Telephone:  (212) 953-0100
                                             Telecopier: (212) 953-0626
                   with a copy to:           Brock, Fensterstock, Silverstein,
                                             McAuliffe & Wade, LLC
                                             One Citicorp Center
                                             153 East 53rd Street
                                             New York, New York  10022
                                             Attention: Leo Silverstein, Esq.
                                             Telephone:  (212) 371-2008
                                             Telecopier: (212) 371-5500


SECTION                  17.      Governing Law.

             This Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

SECTION                  18.      Waivers.

             PLEDGOR AND PLEDGEE EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; AND PLEDGOR AND PLEDGEE EACH HEREBY AGREE AND CONSENT THAT ANY SUCH ACTIONS OR PROCEEDINGS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION                  19.      Litigation.

             PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST PLEDGEE INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS

HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

SECTION                  20.      No Waiver; Cumulative Remedies.

             No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Pledgee preclude any other or further exercise thereof or the exercise of any right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

SECTION                  21.      Severability.

             In case any security interest or other right of Pledgee shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

SECTION                  22.      Counterparts.

             This Agreement may be executed in one or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which when taken together shall constitute but one agreement binding on all the parties hereto.

SECTION                  23.      Miscellaneous

             Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by Pledgee and Pledgor. The provisions of this Agreement shall be binding upon the successors and assigns of Pledgor. The term "Pledgee", as used herein, shall include any successor or assign of Pledgee at the time entitled to the pledged interest in the Pledged Collateral. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

SECTION                  24.      Captions

             The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

SECTION                  25.      Recapture

             Anything in this Agreement to the contrary notwithstanding, if Pledgee receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Pledgee, Pledgor's obligations to Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand.

             IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed as of the 6th day of January, 1997.

                                            BATTERIES BATTERIES, INC.


                                            By: /s/ Ronald Badke
                                                ___________________________

                                            Its: Vice President, CFO COO
                                                 __________________________


                                            IBJ SCHRODER BANK & TRUST
                                              COMPANY, AS AGENT


                                            By: /s/ David Cunn
                                                ___________________________

                                            Its: Vice President
                                                 __________________________

STATE OF NEW YORK )
                   :  ss.:
COUNTY OF NEW YORK)


             On the 6th day of January, 1997, before me personally came
Ronald Badke, to me known, who being by me duly sworn, did depose and say that he is a VP-COO-CFO of Batteries Batteries, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by like order of the board of directors of said corporation.


                                           /s/    Lisa M. Vaccaro
                                         --------------------------------
                                                    Notary Public
                                                   Lisa M. Vaccaro
                                           Notary Public, State of New York
                                                   No. 02VA5049635
                                             Qualified in Nassau County
                                             Commission Expires 9/18/97


STATE OF NEW YORK )
                   :  ss.:
COUNTY OF NEW YORK)


             On the 6th day of January, 1997, before me personally came
David Cunn, to me known, who being by me duly sworn, did depose and say that he is a VP of IBJ Schroder Bank & Trust Company, the corporation described in and which executed the above instrument; and that he signed his name thereto by like order of the board of directors of said corporation.


                                           /s/    Lisa M. Vaccaro
                                         --------------------------------
                                                    Notary Public
                                                   Lisa M. Vaccaro
                                           Notary Public, State of New York
                                                   No. 02VA5049635
                                             Qualified in Nassau County
                                             Commission Expires 9/18/97

                                  SCHEDULE A


             TO PLEDGE AGREEMENT DATED AS OF JANUARY 6, 1997 BETWEEN BATTERIES BATTERIES, INC. AND IBJ SCHRODER BANK & TRUST COMPANY, AS AGENT.


                                 PLEDGED STOCK



                          Class of    Stock Certificate     Par     Number of
       Issuer              Stock            Number         Value      Shares

Tauber Electronics, Inc.   Common              8           $1.00      7,500

Advanced Fox Antenna,      Common              2             .01        100
Inc.

Battery Network, Inc.      Common              1             -0-        333.33
                           Common              2             -0-        333.33
                           Common              3             -0-        333.33
                           Common              4             -0-      1,834
                           Common              5             -0-      1,827
                           Common              6             -0-      1,729

W.S. Battery & Sales       Common             14             -0-        500
Company, Inc.

Batteries Acquisition      Common              2             .01        100
Corp.